SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27, 2009

Delta Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52001	91-2102350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 144 4th Ave S.W., Calgary, Alberta, Canada T2P 3N4
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  866-355-3644

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

On March 27, 2009, Delta Oil & Gas, Inc. (the “Company” or the “Offeror”) notified the depository to take and pay for all of the common shares of The Stallion Group, a Nevada corporation (“Stallion”) that were validly tendered and not withdrawn in connection with the Company’s previously-announced tender offer for those common shares (the “Offer”). The depository advised the Company that, as of the expiration of the Offer, 58,635,139 shares of Stallion common stock had been validly tendered and not withdrawn, representing approximately 80% of the issued and outstanding common shares of Stallion.

All validly tendered and not withdrawn common shares of Stallion have been accepted for payment in accordance with the terms of the Offer, pursuant to which each validly tendered and not withdrawn common share of Stallion will be exchanged for 0.333333 of a share of the Company’s common stock and $0.0008 in cash.

Based on the number of common shares reported to have been validly tendered and not withdrawn in the Offer, and the exchange ratio set forth above, it is anticipated that the Company will issue 19,545,026 shares of its common stock and pay approximately $46,908 in cash.

Item 7.01       Regulation FD Disclosure.

On March 27, 2009, the Company issued a press release announcing that it had completed the Offer described in Item 2.01 above. Further information is included in the press release attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01        Financial Statements and Exhibits

a)
Financial Statements of Business Acquired. The financial statements required by Item 9.01(a) were previously filed in the Registration Statement on Form S-4 (Registration No. 333-153880) filed with the Securities and Exchange Commission on January 23, 2009.

b)
Proforma Financial Information. The proforma financial information required by Item 9.01(b) was previously filed in the Registration Statement on Form S-4 (Registration No. 333-153880) filed with the Securities and Exchange Commission on January 23, 2009.

d)           Exhibits.  The following exhibits are furnished with this report:

99.1           Press release dated March 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Oil & Gas, Inc.

/s/  Douglas N. Bolen
Douglas N. Bolen
Chief Executive Officer and Director

Date:         March 27, 2009

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release dated March 27, 2009.